Exhibit 10.29

Prepared by and after recording return to:

Virginia' M. Pedreira
Stoel  Rives  LLP
600 University Street, Suite 3600
Seattle, Washington  98101-4109

Loan No. 196590

ATTENTION: COUNTY RECORDER-THIS INSTRUMENT COVERS GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY AND SHOULD BE FILED FOR RECORD IN THE REAL PROPERTY RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. THIS INSTRUMENT SHOULD ALSO BE INDEXED AS A UNIFORM COMMERCIAL CODE FINANCING STATEMENT COVERING GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY. THE MAILING ADDRESSES OF THE SECURED PARTY AND THE.DEBTOR ARE WITHIN.

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING
(Washington)

GRANTOR:	ORM TIMBER OPERATING COMPANY II, LLC

GRANTEES:
(I) Beneficiary:	METROPOLITAN LIFE INSURANCE COMPANY
(2) Trustee:	CHICAGO TITLE INSURANCE COMPANY

ABBREVIATED	Portions of Sections 4, 8, 9 and 17, Township 11 North,
LEGAL DESCRIPTION:	Range 5 East, W.M., in Lewis County, Washingto (See Schedule I at the end of the document for complete list of abbreviated legal descriptions)

ASSESSOR'S TAX 026830-000-000 (TCA 739),
026892-000-000 (TCA 739)
PARCEL ACCOUNT NO.:	(See Schedule II at the end of the document for complete list of tax parcel account numbers)

REFERENCE TO
RELATED DOCUMENTS:	3350234

After recording return to:

STOEL RIVES LLP
600 University  Street, Suite 3600
Seattle, WA  98101-4109
Attn:  Virginia M. Pedreira

Loan No. 196590

SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, ASSIGNMENT OF RENTS AND LEASES AND RELATED LOAN DOCUMENTS

This First Amendment to Deed of Trust, Security Agreement, Assignment  of Leases and Rents and Fixture Filing, (this "Amendment")  is made and entered into this day of August, 2013, by and between ORM TIMBER OPERATING COMPANY II, LLC, a Delaware limited liability company ("Borrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender").

RECITALS

A.   Borrower has executed for the benefit of Lender that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 1, 2010, recorded in the Official Records of Lewis County, Washington on September 1, 2010, under Document No. 3350234 (the "Deed of Trust"), pertaining  to certain real property (the "Property") located in Lewis County, Washington, more particularly described in the Deed of Trust. Capitalized terms used but not defined herein shall have the meanings given to them in the Deed of Trust.

B.   The Deed of Trust was executed in connection with that certain loan (the "2010 Loan") made by Lender to Borrower pursuant to the terms of that certain Loan Agreement by and between Borrower and Lender dated as of September 1, 2010, as amended pursuant to that certain First Amendment to Loan Agreement dated February 7, 2011 (collectively, as amended, the "Loan Agreement"). The 2010 Loan is evidenced by, among other things, that certain Promissory Note dated September 1, 2010 (the "2010 Note"), made by Borrower payable to the order of Lender in the original principal amount of Eleven Million and No/100 Dollars ($11,000,000.00).

    C.    The Lender has agreed to make an additional loan in the principal amount of Fourteen Million and No/100 Dollars ($14,000,00.00) (the "Additional Loan") pursuant to the terms of that certain Second Amendment to Loan Agreement between Lender and Borrower dated as of even date herewith (the "Second Amendment"). All references herein to the Loan Agreement shall refer to the Loan Agreement as modified by the Second Amendment. The Additional Loan shall be evidenced by that certain Promissory Note dated as of even date herewith in the principal amount of $14,000,000.00 (the "Additional Note").

    D.    Borrower and Lender desire to modify the Deed of Trust to provide that, in addition to the Secured Obligations, the Deed of Trust secures the obligations set forth in the Second Amendment and as evidenced by the Additional Note.

    NOW, THEREFORE, the parties hereby agree as follows:

     1.    Confirmation of Security Documents.  Borrower hereby acknowledges and confirms that (a) the Deed of Trust currently encumbers all of the Property  as a first and valid lien for each of the debts and obligations therein set forth; and (b) the Deed of Trust continues to grant a first and valid security interest in all of the  "Collateral"  described therein.

    2.    Obligations Secured. In addition  to  the  Secured  Obligations  described  in the Deed of Trust, the Deed of Trust shall and is hereby granted to secure the Additional Note and the Loan Agreement, as amended, and all debts evidenced by all renewals, extensions, modifications, substitutions and consolidations of the Additional Note and for such purpose, and With respect to the Deed of Trust, the Borrower hereby irrevocably transfers, grants, bargains, sells, conveys, assigns, warrants and mortgages the Property fo Chicago Title Insurance Company, as trustee, its successors and  assigns,  in  trust  with power of sale and right of entry and possession, to secure all of the obligations evidenced by the Additional Note and the Loan Agreement,  as amended, and the Deed of Trust may be judicially or nonjudicially foreclosed in the Event of Default thereunder that is not fully cured within any applicable cure period expressly provided thereby. The defined term "Secured Obligations" is hereby amended to include all of the obligations evidenced by the Additional Note and the Loan Agreement, as amended, and otherwise arising in connection with the Additional Loan.

    3.    Definitions.  As of the date hereof, the term "Loan Agreement" as used in the Deed of Trust shall mean the Loan Agreement, as amended, and the term "Note" shall mean, collectively, the 2010 Note and the Additional Note.

    4.    Representations   and   Warranties. Borrower hereby reaffirms each of the representations and warranties set forth in the Deed of Trust as of the date hereof.            ·

    5.    No Agricultural Property. The Property is not used principally or primarily for agricultural or farming purposes.

    6.    No Implied Modifications. Except as specifically modified in this Amendment, nothing herein contained shall be considered as modifying, releasing, altering or affecting the Deed of Trust, the original priority of the Deed of Trust, or the rights, benefits, duties or obligations of the parties thereto. It is further recognized and agreed that any and all other documents and security agreements entered into between any of the parties hereto which are in any manner connected with the indebtedness evidenced by the Additional Note shall remain in full force and effect unless specifically canceled or amended by an instrument in writing by Lender.

    7.    Attorneys'   Fees.  The prevailing party in any arbitration or litigation concerning this Amendment shall be entitled to be paid its court costs and reasonable attorneys' fees by the party against whom judgment is rendered, including such costs and fees as may be incurred on appeal.

    8.    Assignments Prohibited.  This Amendment may not be assigned by the Borrower in whole or in part, voluntarily or involuntarily (including a transfer to a receiver or bankruptcy estate), without the prior and express written consent of the Lender in each instance or as otherwise expressly agreed to under and subject to the Borrower's satisfaction of the conditions in the Loan Agreement and the Deed of Trust. Subject to the foregoing this Amendment shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

    9.    No Subordination. This Amendment does not constitute nor is it intended to be or create a subordination of the lien of the Deed of Trust to any other lien on or interest in the property encumbered thereby whether created or recorded before or after the Deed of Trust.

    10.    Time of Performance.  Time is of the essence of each and every term, covenant and condition hereof.

    11.    Reaffirmation.  Each of the terms, provisions and covenants of the Deed of Trust is hereby confirmed and reaffirmed by Borrower as of the date hereof, as such terms, provisions or covenants are modified by this Amendment.

    12.    Counterparts.  This Amendment may be executed in two or more counterparts, all of which shall constitute but one and the same instrument. The signature pages of exact copies of this Amendment may be attached to one copy to form one complete document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

BORROWER:

ORM TIMBER OPERATINGCOMPANY II, LLC,
a Delaware limited liability company

By:	Olympic Resource Management LLC, a Washington limited liability company
Its Manager

By:
David L. Nunes
President & Chief Executive Officer

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:
Printed Name: W. Kirk Purvis
Title: Director

STATE OF WASHINGTON	)
)ss.
COUNTY OF _______________	)

On this __________day of August, 2013, before me personally appeared DAVID L. NUNES, to me known to be the President and Chief Executive Officer of Olympic Resource Management, LLC, a Washington limited liability company and the Manager of ORM Timber Operating Company II, LLC, the Delaware limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said companies, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of Olympic Resource Management, LLC, and that he was authorized to do so on behalf of ORM Timber Operating Company II, LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Signature: ___________________________

Name (Print): _________________________

NOTARY PUBLIC in and for the State of Washington, residing at _______________
My appointment expires: _________________

STATE OF TENNESSEE	)
)
COUNTY OF SHELBY	)

On                                    , 2013, before me, ______________ Notary Public of the State and County aforementioned, personally appeared W. Kirk Purvis, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a Director of Metropolitan Life Insurance Company, a New York corporation and as such Director, executed the foregoing instrument for the purpose therein contained and acknowledged the instrument to be the free act and deed of the corporation.

I certify under PENALTY OF PERJURY under the laws of the State of Tennessee that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: ________________________________ (seal)

SCHEDULE I
ABBREVIATED LEGAL DESCRIPTIONS

Portions of Sections 4, 8, 9 and 17, Township  11 North, Range 5 East, W.M.;
Portions of Government Lots 1-4, 8 and 9 in Section 4, and all of Section 14, Township 11 North, Range 6 East, W.M.;
Portions of Sections 1, 3, 4, 5, 8, 9, 10, 11, 12, 13 and 14, and Government Lots 1 and 2 of Section 6, Township 12 North, Range 3 East, W.M.;
Government Lots 1, 2 and 3 and the SW 1/4 of NWl /4 in Section 6, and portion of Section 32, Township 12 North, Range 4 East, W.M.;
Portions of Section 33, Township 12 North, Range 6 East, W.M.;
Portions of Government Lots 2, 5, 6 and 7 in Section 24, Township 12 North, Range 7 East, W.M.;
Portions of Sections 31, 34 and 35, Township 13 North, Range 3 East, W.M.;
Portions of Sections 24, 25, 26, 31 and 35, Township 13 North, Range 4 East, W.M.;

All situated in Lewis County, Washington.

SCHEDULE II

TAX PARCEL NUMBERS

026830-000-000 (TCA 739)	034019-000-000 (TCA 250)
026892-000-000 (TCA 739)	034024-001-001 (TCA 260F)
026912-000-000 (TCA 739)	034025-000-000 (TCA 260F)
027015-000-000 (TCA 739)	034026-000-000 (TCA 260F)
027248-000-000 (TCA 741F)	034028-000-000 (TCA 260F)
027264-003-000 (TCA 741F)	034032-000-000 (TCA 260F)
027427-000-000 (TCA 741F)	034042-000-000 (TCA 250)
029010-000-000 (TCA 260)	034046-002-000 (TCA 250)
029016-000-000 (TCA 260)	034046-003-000 (TCA 250)
029018-000-000 (TCA 260)	034047-002-000 (TCA 250)
029019-000-000 (TCA 260)	034047-003-000 (TCA 250)
029040-000-000 (TCA 219F)	034089-000-000 (TCA 260)
029056-001-000 (TCA 219F)	034161-000-000 (TCA 260F)
029071-000-000 (TCA 219F)	034161-003-000 (TCA 260F)
029078-002-000 (TCA 219F)
029089-001-000 (TCA 219F)
029091-000-000 (TCA 219F)
029137-000-000 (TCA 219F)
029162-000-000 (TCA 219F)
029178-000-000 (TCA 219F)
029192-001-000 (TCA 260)
029192-002-000 (TCA 219F)
029216-000-000 (TCA 260)
029230-000-000 (TCA 260)
029243-000-000 (TCA 219F)
029819-000-000 (TCA 260)
029824-000-000 (TCA 260)
030256-000-000 (TCA 219F)
030257-000 ooo (TCA 219F)
031436-002-000 (TCA 741F)
031437-002-000 (TCA 741F)
031957-001-000 (TCA 741F)
031959-000-000 (TCA 741F)
031965-002-000 (TCA 741F)
033864-000'-000 (TCA 219F)
033906-000-000 (TCA 260)
033913-000-000 (TCA 260)
033921-000-000 (TCA 260)
034015-000-000 (TCA 250)